UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2009

TIMBERJACK SPORTING SUPPLIES, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52352	20-3336507
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Paragon Capital LP, 110 East 59th Street, 29th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

 (212) 593-1600
(Registrant's telephone number, including area code)

EXPLANATORY NOTE

On February 2, 2009, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission to report a change in the Company’s public accountants under Item 4.01 of Form 8-K.  The Company filed Amendment No. 1 to the original filing in response to a comment letter, dated February 5, 2009, from the SEC. This Company is filing this Amendment No. 2 pursuant to a telephone conversation with the SEC.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Dismissal of Moore & Associates, Chartered

On February 2, 2009, TimberJack Sporting Supplies, Inc. (the "Company") dismissed Moore & Associates, Chartered ("Moore"), as the Company’s independent public accountants. The decision to terminate Moore was determined by the Board of Directors of the Company on January 15, 2009. We do not have an audit committee due to the size of our Board of Directors.  Moore had been the Company's accountants since September 8, 2005 (date of inception) through the year ended September 30, 2008.  The Company dismissed Moore because it was seeking to engage an accountant located closer to its headquarters.

During the fiscal year ended September 30, 2008, the Company expended $2,500 in Auditor fees with Moore for the Moore’s audit of the Company’s 2008 Financial Statements, which amount is currently owed to Moore and shall be promptly paid.

During the fiscal years audited, and through the date of their dismissal, there were no disagreements with Moore on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Moore’s satisfaction, would have caused Moore to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-K. During the years audited by Moore, their audit reports contained an additional paragraph with regards to the Company continuing as a going concern.

The Company provided Moore with a copy of the foregoing disclosures and requested Moore to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this Amendment No. 1 and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements. A copy of that letter, dated February 9, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Conner & Associates, PC

On January 19, 2009, the Company engaged Conner & Associates, PC (“Conner”), as the Company’s independent public accountants.  Conner has been engaged to review the Company’s unaudited financial statements for interim periods, commencing with the quarter ended December 31, 2008, and to perform an audit of the Company and to prepare and report on the financial statements for the fiscal year ended September 30, 2009.

Neither the Company nor anyone on its behalf has consulted Conner regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

           The decision to change accountants was approved by the Board of Directors on January 15, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Description:
16.1	Letter, dated February 13, 2009 from Moore & Associates, Chartered

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIMBERJACK SPORTING SUPPLIES, INC.

Date: February 13, 2009	By:	/s/ Alan Donenfeld
Name: Alan Donenfeld
Title: Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer) (Principal Financial and Accounting Officer)